Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis J. Brothers, President, Secretary, Treasurer and Chief Financial Officer of Valley Forge Composite Technologies, Inc. (the “Company”), hereby certify to my knowledge that:

(1)

The Company’s quarterly report on Form 10-Q for the period ended June 30, 2009 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC. (Registrant)

Date: August 13, 2009	By:	/s/ Louis J. Brothers
Louis J. Brothers
President, Secretary, Treasurer, and Chief Financial Officer) (Principal Financial Officer)